DWS Conservative Allocation Fund
DWS Moderate Allocation Fund
DWS Growth Allocation Fund
DWS Growth Plus Allocation Fund


Supplement to the currently effective Statements of Additional Information ("SAIs") for the above-listed funds.

The following information supplements information contained in the section "The Underlying DWS Funds" of the funds' SAIs:

DWS Short Duration Plus Fund. The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The fund's net asset value per share fluctuates based on changes in the market value of the securities it holds. In an attempt to enhance return, the fund also employs a global allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.

DWS International Value Opportunities Fund. The fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the fund invests are based in the developed foreign countries that make up the Morgan Stanley Capital International Europe, Australia and Ear East Index. The fund may also invest a portion of its assets in companies based in emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets.

The above fund's will also be added to the list of  Underlying  DWS Funds in DWS
Conservative   Allocation  Fund,  DWS  Moderate   Allocation  Fund,  DWS  Growth
Allocation Fund and DWS Growth Plus Allocation Fund may invest.









               Please Retain This Supplement for Future Reference







July 27, 2006




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